Exhibit 99.1

15030 Avenue of Science
San Diego CA 92128
(925) 866-1100
www.solerainc.com

Solera Holdings, Inc. Announces Pricing of Common Stock Offering

SAN DIEGO, CA, October 3, 2007 — Solera Holdings, Inc. (NYSE: SLH, “Solera”), a leading global provider of software and services for the automobile insurance claims processing industry, today announced that the public offering of 18,131,435 shares of its common stock has been priced at $18.75 per share.  All shares were being sold by certain selling stockholders of Solera and no shares were being issued and sold by the company.  Solera Holdings will not receive any of the proceeds from the sale of shares by the selling stockholders. The closing of the offering is expected to occur on October 9, 2007, subject to the satisfaction of customary closing conditions. Certain selling stockholders have also granted the underwriters a 30-day option to purchase up to 2,719,715 additional shares of common stock solely to cover over-allotments, if any.

The offering is being made through an underwriting group led by Goldman, Sachs & Co. and JPMorgan, Citi, William Blair and Barrington Research.

The shares are being sold pursuant to an effective registration statement initially filed with the Securities and Exchange Commission on September 17, 2007. The offering is only being made by means of the prospectus supplement and related prospectus, copies of which may be obtained from Goldman, Sachs & Co., 85 Broad Street, New York, NY 10004, fax (212) 902-9316 or email at prospectusny@ny.email.gs.com or JPMorgan, located at Prospectus Department, 4 Chase Metrotech Center, CS Level, Brooklyn, NY 11245, telephone (718) 242-8002 or email at addressing.services@jpmorgan.com.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of these securities in any state or country in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such state or country.

About Solera

Solera is a leading global provider of software and services to the automobile insurance claims processing industry. Solera has operations in 49 countries across five continents. The Solera companies include Audatex in the United States, Canada, and in more than 35 additional countries, Informex in Belgium, Sidexa in France, ABZ in The Netherlands, Hollander serving the North American recycling market, and IMS providing medical review services. For more information, please refer to the company’s website at www.solerainc.com.

This press release contains forward-looking statements, including statements about business outlook and strategy that may suggest trends in our business. These statements are based on estimates and information available to us at the time of this press release and are not guarantees of future performance. There may be other factors that may cause our actual results to differ materially from those suggested by these forward-looking statements. Our actual results, performance or achievements could differ materially from those expressed in, or implied by, the forward-looking statements. We can give no assurances that any of the events anticipated by the forward-looking statements will occur or, if any of them does, what impact they will have on our results of operations and financial condition. You should carefully read the factors described in the “Risk Factors” section of our filings with the Securities and Exchange Commission for a description of certain risks that could, among other things, cause our actual results to differ from these forward-looking statements. All forward-looking statements are qualified in their entirety by this cautionary statement, and the Company undertakes no obligation to revise or update this release to reflect events or circumstances after the date hereof.

Contact:

Investor Relations:

Paul Gange

Solera Holdings Inc.

858-946-1751

paul.gange@audatex.com

Press Contact:

John P. Dudzinsky

Taylor Rafferty

212-889-4350

solera@taylor-rafferty.com

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